NATIXIS U.S. MULTI-CAP EQUITY FUND

Supplement dated March 19, 2012 to the Natixis U.S. Multi-Cap Equity Fund Class A, Class B and Class C Prospectus and Class Y Prospectus, each dated May 1, 2011, as may be revised and supplemented from time to time.

Effective immediately, Jeffrey Schwartz has joined the portfolio management team of the Natixis U.S. Multi-Cap Equity Fund.

Effective immediately, the information under “Loomis Sayles” under the subsection “Portfolio Managers” in the section “Management” in each Prospectus is revised to include the following:

Jeffrey Schwartz, CFA, Vice President of Loomis, has served as co-manager of the Loomis Sayles Small/Mid Core segment of the Fund since 2012.

Effective immediately, the last sentence under section “Portfolio Turnover” is revised as follows:

During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Effective immediately, “Foreign Securities Risk” under the subsection “Principal Risks” under the section “Investments, Risk and Performance” is revised as follows:

Foreign Securities Risk:     Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Effective immediately, the following is added as the last sentence under the section “Tax Information”:

Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

Effective immediately, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” is revised to include the following:

Jeffrey Schwartz has co-managed the Loomis Sayles Small/Mid Core segment of Natixis U.S. Multi-Cap Equity Fund since March 2012. Mr. Schwartz, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 2012. He previously served as Vice President and Senior Portfolio Manager at Palisade Capital Management from 2001 until 2012. Mr. Schwartz holds the designation of Chartered Financial Analyst. Mr. Schwartz received a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan and has over 19 years of investment experience.